               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                      CONOLOG CORPORATION

..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                               CONOLOG CORPORATION
                                 5 COLUMBIA ROAD
                          SOMERVILLE, NEW JERSEY 08876

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 10, 2005

                                   ----------

                       BY ORDER OF THE BOARD OF DIRECTORS.

                                 ROBERT S. BENOU
          CHAIRMAN, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                             Somerville, New Jersey

                                 January 7, 2005


                                   ----------

                                    IMPORTANT
      IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN
AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF
                           MAILED IN THE UNITED STATES

                                   ----------

To the Shareholders of
CONOLOG CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONOLOG CORPORATION (the "Company"), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, New York, New York 10119, on Thursday, February 10, 2005, at 4:30 p.m., New York time, for the following purposes:

     1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

     2. To approve the Subscription Agreement between the Company and nine investors (the "Subscription Agreement") pursuant to which the Company may issue 2,327,904 shares of the Company's common stock, of which 1,369,355 shares of the Company's common stock will be issued to the Subscribers, 684,678 shares will be issued upon the exercise of warrants granted to the Subscribers and 273,871 shares of the Company's common stock will be issued upon the exercise of warrants granted to the selling agent;

     3. To consider and act on a proposal to approve the granting of an aggregate of 350,000 shares of the Company's common stock to its officers, directors and employees;

     4. To consider and act upon a proposal to approve the selection of Bagell, Josephs & Company, L.L.C. as the Company's independent auditors for the 2005 fiscal year; and

     5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on January 5, 2005 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                               CONOLOG CORPORATION
                                 5 COLUMBIA ROAD
                          SOMERVILLE, NEW JERSEY 08876

                                   ----------

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD FEBRUARY 10, 2005

                                   ----------


                                                                January 7, 2005


     The enclosed proxy is solicited by the Board of Directors of Conolog Corporation (the "Company"), a Delaware corporation in connection with the Annual Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, New York, New York 10119 on Thursday, February 10, 2005, at 4:30 p.m, New York time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:


     1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

     2. To approve the Subscription Agreement between the Company and nine investors (the "Subscription Agreement"), attached hereto as Appendix "C" pursuant to which the Company may issue 2,327,904 shares of the Company's common stock, of which 1,369,355 shares of the Company's common stock will be issued to the Subscribers, 684,678 shares will be issued upon the exercise of warrants granted to the Subscribers and 273,871 shares will be issued upon the exercise of warrants granted to the selling agent;

     3. To consider and act on a proposal to approve the granting of an aggregate of 350,000 shares of the Company's common stock to its officers, employees and directors;

     4. To consider and act upon a proposal to approve the selection of Bagell, Josephs & Company, L.L.C. as the Company's independent auditors for the 2005 fiscal year; and

     5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The record date with respect to this solicitation is the close of business on January 5, 2005 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about January 10, 2005.

                    OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

     The number of outstanding shares entitled to vote at the meeting is 4,248,775 common shares, par value $.01 per share, not including 220 common shares held in treasury. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of one-third of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

     o    directors shall be elected by a plurality of the votes cast;

     o the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required:

     o to approve the Subscription Agreement between the Company and nine investors (the "Subscription Agreement"), attached hereto as Appendix "C" pursuant to which the Company may issue 2,327,904 shares of the Company's common stock, of which 1,369,355 shares of the Company's common stock will be issued to the Subscribers, 684,678 shares will be issued upon the exercise of warrants granted to the Subscribers and 273,871 shares will be issued upon the exercise of warrants granted to the selling agent.

     o to consider and act on a proposal to approve the granting of an aggregate of 350,000 shares of the Company's common stock to its officers, directors and employees;

     o to approve Bagell, Josephs & Company, L.L.C., as the Company's auditors for the 2005 fiscal year.

     Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

     For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast "for" or "against" are included. However, if a proxy is signed but no specification is given, the shares will be voted "FOR" Proposals 1, 2, 3 and 4 (to elect the Board's nominees to the Board of Directors, to approve the Subscription Agreement pursuant to which the 2,327,904 shares of the Company's common stock will be issued, to approve the granting of an aggregate of 350,000 shares of the Company's common stock to its officers, directors and employees and to approve to ratify the selections of the Company's independent auditors).

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The persons named in the accompanying proxy will vote for the election of the following five persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All five nominees have consented to serve as directors if elected.

                                                                        Director
          Name             Age         Position with the Company          Since
------------------------   ---   ------------------------------------   --------
Robert S. Benou ........    70   Chairman, Chief Executive Officer,       1968
                                 Chief Financial Officer and Director

Marc R. Benou ..........    36   President, Chief Operating Officer,      1995
                                 Secretary and Director

Louis S. Massad ........    65   Director                                 1995

Edward J. Rielly .......    36   Director                                 1998

David M. Peison ........    36   Director                                 2004

     Robert S. Benou has been the Company's Chairman and Chief Executive Officer since May 1, 2001. From 1968 until May 1, 2001, he served as the Company's President. Mr. Benou is also the Company's Chief Financial Officer. Mr. Benou's responsibilities include new product development and supervision of sales and marketing. Since June 2001, Mr. Benou has served as a member of the board of Diversified Security Solutions, Inc., a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government agencies. Since December 2003, Mr. Benou has served as a member of the board of directors of eXegenics, Inc., a publicly held company. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

     Marc R. Benou has been the Company's President and Chief Operating Officer since May 1, 2001. Mr. Benou is also the Company's Secretary. Mr. Benou joined the Company in 1991 and is responsible for material purchasing and inventory control. From March 1995 until May 1, 2001, he served as Vice President. Mr. Benou has been on the company's Board and has served as the Company's assistant secretary since March 1995. Mr. Benou attended Lehigh and High Point University and holds a BS degree in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Company's Chairman Chief Executive Officer and Chief Financial Officer.

     Louis S. Massad has been a Director of the Company since April 1995. From 2000 until 2003 Mr. Massad was the Chief Financial Officer, Vice President and a Director of Diversified Security Solutions, Inc. From 1997 to 2000, Mr. Massad was a consultant to Diversified Security Solutions, Inc. From 1986 to 1997, Mr. Massad was a Vice President, Chief Financial Officer and Director of Computer Power Inc. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.

     Edward J. Rielly has been a Director of the Company since January 1998. Mr. Rielly is a Senior Application Developer with Household International, a financial corporation. From March 2000 to November, 2001, Mr. Rielly was a Senior Consultant with Esavio Corporation. From February 1998 to February 2000, Mr. Rielly was an Application Developer with Chubb Corporation. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science.

     David M. Peison has been as a Director of the Company since October 2004. Since 2002, Mr. Peison has been with Deutsche Bank's Global Markets Division in New York City. From 1992 to 2000, Mr. Peison was in a Private Law Practice in Florida and New York City. Mr. Peison holds an MBA from Emory University in Atlanta, GA, a Juris Doctor from The Dickinson School of Law of Pennsylvania State University and is admitted to the Florida, New York and Massachusetts Bars. Mr. Peison obtained his BA degree from Lehigh University in Bethlehem, PA.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended July 31, 2004, the Board of Directors held 4 meetings and acted by written consent in lieu of a meeting 12 times. All of the directors attended all of the meetings of the Board of Directors.

     The Company has Board of Directors and an Audit Committee, which consists of Messrs. Louis S. Massad and Edward J. Rielly. The Company's Board of Directors has adopted a written charter for the Audit Committee (attached hereto as Appendix A). The Audit Committee has the obligations specified in the Audit Committee charter. The Audit Committee met 5 times during the fiscal year ended July 31, 2004. The Board of Directors believes that Messrs. Massad, Peison and Reilly are independent as defined in Nasdaq Rule 4200. The Company does not have a standing compensation committee. The full Board made all decisions concerning executive compensation during the fiscal year ended July 31, 2004. Mr. Louis Massad is an "Audit Committee Financial Expert."

     The Company has a Nominating Committee, which is comprised of Louis S. Massad and Edward J. Rielly. The Company's Board of Directors has adopted a written charter for the Nominating Committee (attached hereto as Appendix B). The Nominating Committee is responsible for (i) reviewing the appropriate size, function and needs of the Board of Directors, (ii) developing the Board's policy regarding tenure and retirement of directors, (iii) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof, and (iv) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board. Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

                          REPORT OF THE AUDIT COMMITTEE

     The following shall not be deemed to be "soliciting material" or to be "filed" with the Commission nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

     The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

     The Audit Committee discussed with the Company's independent auditors those matters required to be discussed by Statement on Accounting Standards No. 61, as amended. The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as amended, "Independence Discussions with Audit Committees" and has discussed with the Company's independent accountant the independent accountant's independence.

     The Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2004.

          Audit Committee:
               Louis S. Massad
               Edward J. Rielly

                        COMMUNICATING WITH OUR DIRECTORS

     We have adopted a policy regarding shareholder communications with directors. Pursuant to that policy, shareholders who wish to communicate with the Board of Directors or with specified members of the Board of Directors should do so by sending any communication to Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876; Attention: Secretary.

     Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are Robert S. Benou, Chairman, Chief Executive Officer and Chief Financial Officer, and Marc R. Benou, President, Chief Operating Officer, Secretary and Treasurer, information as to each of whom is set forth above, and Thomas R. Fogg, Vice President - Engineering. Mr. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since 1986, when he became Vice President-Engineering, he has led the design team in the development of the Company's commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.

     The Company has no "significant" employees other than its executive officers. There are no arrangements or understandings pursuant to which either the directors or officers were selected as such.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the three fiscal years ended July 31, 2004, 2003 and 2002. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of these fiscal years.

     The following table sets forth the total compensation paid to, accrued and forgiven by each executive officer during fiscal years ended July 31, 2004, 2003 and 2002.

                           SUMMARY COMPENSATION TABLE

                                  Annual                 Long Term
                               Compensation             Compensation
                             -----------------    -------------------------
                                                                  Closing
                                                                 Price of
                                                                  Common
                                                               Stock on the
                                                                Date of the    Securities
                             Fiscal               Restricted    Restricted     Underlying
    Name and Principal        Year-                  Stock         Stock         Options
         Position              End     Salary       Awards        Award*        /SARS (#)
--------------------------   ------   --------    ----------   ------------   ------------
Robert Benou,                 2004    $312,000*     390,000        $4.49           0
Chairman, Chief               2003    $291,666*           0        $0.00           0
Executive Officer,            2002    $271,000*      90,000        $7.00           0
   Chief Financial Officer
   and Director
Marc Benou, President,        2004    $ 98,500**    340,000        $4.49           0
Chief Operating               2003    $ 91,000**          0        $0.00           0
Officer, Secretary and        2002    $ 83,500**     70,200        $7.00           0
Director

     * For the fiscal years ended July 31, 2004 and 2003, Robert Benou forgave his entire salary for such fiscal years. For the fiscal year ended July 31, 2002, Robert Benou forgave $142,499 of his salary.

     ** For the fiscal years ended July 31, 2004, 2003 and 2002, Marc Benou forgave salary in the amount of $63,500, $54,644 and $2,773 respectively.

     Note: During the fiscal years ended July 31, 2004, 2003 and 2002, Robert Benou received Other Compensation in the form of a car allowance amounting to $12,780 in each of the above mentioned fiscal years.

                              EMPLOYMENT AGREEMENTS

Mr. Robert Benou is serving under an employment agreement commencing which pursuant to its terms, renews for one-year terms until cancelled by either the Company or Mr. Benou. Mr. Benou's annual base salary is $310,000 and increases by $20,000 annually. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company's annual "income before income tax provision" as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as; life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and the employee may be terminated by the Company for cause.

     Mr. Marc Benou is serving under an employment agreement commencing which, pursuant to its terms, renews for one-year terms until cancelled by either the Company or Mr. Benou. Mr. Benou's base salary is $98,000 and he receives annual increases of $6,000. Mr. Benou is entitled to an annual bonus equal to 3% of the Company's annual "income before income tax provision" as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as; life, health, pension, profit sharing and other plans. Under the employment agreement, employment is terminated upon death or disability of the employee and employee may be terminated by the Company for cause.

                            COMPENSATION OF DIRECTORS

     No director of the Company receives any cash compensation for his services as such, but directors may receive stock options pursuant to the Company's stock option plan and have in the past received stock grants. Currently, the Company has three directors who are not employees, Messrs. Louis Massad, David Peison and Edward Rielly.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The full board of directors made all decisions concerning executive compensation during the fiscal year ended July 31, 2004. Other than Mr. Robert Benou, who is a member of the Board of Directors of Diversified Security Solutions, Inc. and eXegenics, Inc., no executive officer of the Company served as a member of the Board of Directors of another entity during the fiscal year ended July 31, 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended July 31, 2004, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that, as a result of inadvertent oversight, not all of Messrs. Robert Benou, Marc Benou, Timothy Fogg, Louis Massad and Edward Rielly's Statements of Change in Beneficial Ownership on Form 4 were timely filed. Messrs. Robert Benou, Marc Benou, Timothy Fogg, Louis Massad and Edward Rielly have since filed their Statements of Change in Beneficial Ownership.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of December 20, 2004, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

     The applicable percentage of ownership is based on 4,248,775 shares of our Common Stock issued and outstanding as of December 20, 2004.

-------------------------------------------------------------------
      Name and Address        Amount and Nature of
     of Beneficial Owner      Beneficial Ownership   % of Ownership
-------------------------------------------------------------------
Robert S. Benou
Chairman, CEO, CFO and
Director                            149,000               3.51%
-------------------------------------------------------------------
Marc R. Benou
President, COO, Secretary
and Director                        152,000               3.58%
-------------------------------------------------------------------
Louis Massad, Director                    0                 *
-------------------------------------------------------------------
Thomas Fogg, Vice President
-Engineering                         15,000                 *
-------------------------------------------------------------------
Edward J. Rielly, Director                0                 *
-------------------------------------------------------------------
David Peison                              0                 *
-------------------------------------------------------------------

-------------------------------------------------------------------
All Executive Officers and
Directors as a Group (6
Persons)                            316,000               7.09%
-------------------------------------------------------------------

     * Less than 1%

     The address for each of the named individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

     Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Robert Benou, our Chairman, Chief Executive Officer and Chief Financial Officer has made a series of non-recourse loans to the Company totaling $326,428. The Company repaid $158,000 of the total balance during the fiscal year ended July 31, 2004. Of the remaining amount, $91,000 has been forgiven by Mr. Benou, leaving a balance of $77,428 for the fiscal year ended July 31, 2004. Each loan bears an interest rate of 4.00% and must be paid by the Company one year from the date the loan is made.

                                 PROPOSAL NO. 2
           APPROVAL OF THE SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND NINE INVESTORS PURSUANT TO WHICH THE COMPANY MAY ISSUE
                 2,327,904 SHARES OF ITS COMPANY'S COMMON STOCK

     Rule 4350(i) of the National Association of Securities Dealers, Inc. (the "NASD") requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance, for less than the greater of book or market value of the stock. If, however, shareholder approval is not obtained, the issuer would not be permitted to issue any shares above the 20% threshold. The following disclosure outlines the material provisions of the various securities being issued.

The Transaction

     The Company has entered into a Subscription Agreement with nine investors (the "Subscribers"), pursuant to which the Company agreed to issue and sell, subject to the approval of the Company's shareholders, in a private placement
(i) 1,369,355 shares of its common stock at a price of $3.10 per share and
(ii) warrants to purchase 684,678 shares of the Company's common stock at a price of $5.15 a share, which are exercisable for a period commencing on June 5, 2005 and terminating on the fifth anniversary of the issuance of such warrant. A copy of the Subscription Agreement (the "Subscription Agreement") is attached hereto as Appendix "C."

     Pursuant to the Subscription Agreement, and other than pursuant to certain exceptions stated in the Subscription Agreement, until 30 days from the date the registration statement filed on behalf of the Subscribers is declared effective by the Securities and Exchange Commission (the "Registration Statement"), the Subscribers have the right to participate in proposed sales by the Company of its securities. Additionally, the Subscription Agreement provides that, other than in connection with certain excepted issuances stated in the Subscription Agreement, if at any time during the period beginning on the date the Registration Statement is declared effective by the Securities and Exchange Commission and ending six months thereafter, the Company sells shares of its common stock at less than $3.10 per share without the consent of the Subscribers, the Company must issue the Subscribers additional shares of the Company's common stock so that the average per share purchase price by the Subscribers is equal to the lower price per share. Even if Company's shareholders approve the execution of the Subscription Agreement, the Subscribers may withdraw their subscriptions if the average closing bid price of the Company's common stock for the five trading days ending on the trading day immediately preceding the date of such shareholders' approval is less than $2.90 a share so long as the Subscribers notify the Company in writing by 5:00 p.m. eastern standard time on the day after such approval is attained (the "Subscribers' Withdrawal Option"). If the execution of the Subscription Agreement is approved by the Company's shareholders and the Subscribers do not exercise the Subscribers' Withdrawal Option, the Company will issue 1,369,355 shares to the Subscribers and warrants to purchase 684,678 shares of the Company's common stock, and the Company will receive net proceeds of $3,683,150. The Company plans to use the proceeds for working capital.

     First Montauk Securities Corp. ("First Montauk") acted as selling agent in the private placement. Pursuant to the Subscription Agreement and the Selling Agent agreement between the Company and First Montauk, if the Company's shareholders approve the Subscription Agreement, First Montauk shall receive a cash fee equal to 10% of the aggregate Purchase Price of the common stock sold to the Subscribers as payment for acting as a finder in connection with the sale of the securities to the Subscribers. First Montauk will also receive an amount equal to 3% of the Purchase Price of the common stock sold to the Subscribers as a non-accountable expense allowance. The Company will also issue First Montauk one warrant to purchase one share of the Company's common stock for each five shares of common stock issued to the subscribers. Accordingly, if the execution of the Subscription Agreement is approved and none of the Subscribers exercise its Subscribers' withdrawal option, First Montauk will receive warrants to puurchase 273,871 shares of the Company's common stock. The warrants to be issued to First Montauk are being issued on the same terms as those issued to Subscribers.

     Pursuant to the Subscription Agreement, the Company is required to register under the Securities Act of 1933, as amended, the resale of the common stock sold to the Subscribers and the common stock issuable upon the exercise of the warrants issued to the Subscribers and First Montauk.

     In the event that the Company's shareholders do not approve the execution of the Subscription Agreement pursuant to which the Company my issue 2,327,904 shares of its common stock, the aggregate purchase price of $4,245,000 which is currently being held in escrow, will be returned to the Subscribers and the Subscription Agreement will be terminated.

Issuance of More than 20%

     As of December 2, 2004, there were 4,248,775 shares of the Company's common stock which were issued and outstanding. If the Company's Shareholders approve this transaction and none of the Subscribers exercise their Subscribers' Withdrawal Option, pursuant to the Subscription Agreement, the Company will issue to the Subscribers 1,369,355 shares of its common stock and warrants to purchase 684,678 shares of the Company's common stock and the Company will also issue the Selling Agent warrants to purchase 273,871 shares of the Company's common stock. Because the Company seeks to issue more than 20% of the outstanding shares, the Nasdaq rules require that shareholder approval be obtained before the shares may be issued.

     THE ISSUANCE OF SHARES AND EXERCISE OF WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

     If this proposal is approved, then 2,327,904 shares of common stock may be issued (including 684,678 shares issued upon the exercise of warrants by the Subscribers and 273,871 shares issued upon the exercise of a warrant granted to the Selling Agent). This would represent approximately 54.79% of our shares outstanding. The issuance of these shares and exercise of warrants may result in substantial dilution to the interests of other stockholders. Additionally, pursuant to the Subscription Agreement, the Subscribers would receive additional shares if the Company at any time during the period beginning on the date the Registration Statement is declared effective by the Securities and Exchange Commission and ending six months thereafter sells shares of its common stock at a price that is less than $3.10 per share.

Board Recommendations; Reasons

     The Board of Directors believes that it is in the Company's best interest to issue an aggregate amount of common stock that may exceed the Rule 4350(i) NASD 20% share limitation, as contemplated by the Subscription Agreement, as this will allow the Company to raise net proceeds of $3,683,150. The proceeds will be used by the Company for working capital.

     Messrs. Robert Benou and Marc Benou have agreed to vote their shares in favor of Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING THE EXECUTION OF THE SUBSCRIPTION AGREEMENT AND THE ISSUANCE OF MORE THAN 20% OF THE COMPANY'S OUTSANDING COMMON STOCK PURSUANT TO THE SUBSCRIPTION AGREEMENT.

                                 PROPOSAL NO. 3
                            APPROVAL OF STOCK GRANTS

     There is being submitted to the shareholders for approval at the Annual Meeting, the granting of an aggregate of 350,000 shares of the Company's restricted common stock to the Company's officers, directors and employees. If approved by our stockholders, the Board will be authorized to, from time-to-time, issue an aggregate of 350,000 shares of the Company's common stock to the Company's officers, directors and employees. The specific number of shares of the Company's common stock granted to any officer, director or employee and the specific officers, directors and/or employees granted shares will be determined by the Board. The aggregate number of shares that can be granted will not be adjusted to reflect splits of the Company's common stock. Officers, directors and employees will be required to pay the Company the sum of $.01 per share prior to the issuance of their shares. The common stock will be granted in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.

     We believe that stock grants play an important role in providing officers, directors and employees with an incentive and inducement to contribute fully to the growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company.

     Those officers, directors and employees receiving stock grants will receive, for nominal consideration, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the Company's other shareholders. The grant of shares also may affect the Company's ability to obtain additional capital during the term of any options.

Federal Income Tax Consequences of the Restricted Stock Grants

     Generally, the recipient of a restricted stock grant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible for federal income tax purposes by the Company. For tax purposes, in addition to other restrictions, the common stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the recipient to suit under the "short swing profit" provisions of Section 16 of the Securities Exchange Act of 1934, as amended. Alternatively, if the recipient of a restricted stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of common stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the common stock included in a restricted stock award, the recipient will not be entitled to any deduction except to the extent the recipient paid for such common stock. Upon a sale of the common stock included in the restricted stock or award, the recipient will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the recipient's tax basis for such shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING THE GRANTING OF AN AGGREGATE OF 350,000 SHARES OF THE COMPANY'S COMMON STOCK AS SET FORTH ABOVE.

                                 PROPOSAL NO. 4
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors recommends the selection of Bagell, Josephs & Company, L.L.C. as independent auditors to examine the Company's financial statements for the fiscal year ending July 31, 2005. Representatives of Bagell, Josephs & Company, L.L.C. are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     On September 13, 2004, Rosenberg Rich Baker Berman & Company ("Rosenberg Rich Baker") resigned and provided written notice to the Company that the auditor-client relationship had ceased.

     The reports of Rosenberg Rich Baker Berman on the consolidated financial statements of the Company and its subsidiaries for the Company's last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty or audit scope or accounting principles.

     The decision to resign was made by Rosenberg Rich Baker and, accordingly, no action was taken by the Company's audit committee to recommend or approve this change of accountants.

     During the Company's two most recent fiscal years and the subsequent interim period through September 13, 2004, there were no disagreements between the Company and Rosenberg Rich Baker on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to Rosenberg Rich Baker's satisfaction, would have caused Rosenberg Rich Baker to make reference to the subject matter of the disagreements in its report on the Company's financial statements for such periods.

     In addition, during the Company's two most recent fiscal years and the subsequent interim period through September 13, 2004, Rosenberg Rich Baker did not advise the Company that: (i) internal controls necessary to develop reliable financial statements did not exist; (ii) information has come to Rosenberg Rich Baker's attention which made it unwilling to rely on management's representations or unwilling to be associated with the financial statements prepared by management; or that (iii) the scope of the audit should be expanded significantly, or information has come to the attention of Rosenberg Rich Baker that it has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements and the issue was not resolved to the satisfaction of Rosenberg Rich Baker prior to its resignation or dismissal.

Audit Fees

     The aggregate fees for professional services rendered by Bagell, Josephs & Company, L.L.C. for the audit of our annual financial statements in 2004 were $20,000. The aggregate fees for professional services rendered by Rosenberg Rich Baker for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB in 2004 were $12,000. The aggregate fees for professional services rendered by Rosenberg Rich Baker Berman & Company (our former independent auditors) for the audit of our annual financial statements and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB in 2003 were $23,000.

All Other Fees

     There were no other fees paid during 2004 and 2003.

     The Audit Committee pre-approves all audit services and all non-audit services to be provided by our independent accountants that are permitted under applicable law and regulation, and all corresponding fees and terms, in accordance with procedures established by the Audit Committee in respect of such approvals, subject to the de minimus exception for non-audit services permitted by SEC rules and regulations. For fiscal years 2004 and 2003, none of the fees listed above were covered by the de minimus exception.

                                   FORM 10-KSB

     The Company is providing without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2004 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year, and a copy of the Company's Quarterly Report on Form 10-QSB for the quarter ended October 31, 2004.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

                              SHAREHOLDER PROPOSALS

     Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than February 15, 2006.

                                    EXPENSES

     All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

                                          By Order of the Board of Directors,


                                          /s/ Robert S. Benou
                                          --------------------------------------
                                          Robert S. Benou
                                          Chairman & Chief Executive Officer

                                                                      APPENDIX A

                               CONOLOG CORPORATION
                         AUDIT COMMITTEE OF THE BOARD OF
                                    DIRECTORS

                                     CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     2. Review and appraise the audit efforts of the Corporation's independent accountants.

     3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors. An independent director means a person other than an officer or other employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director shall not be considered independent if, among other things, he or she has:

     o been employed by the Corporation or its affiliates in the current or past three years;

     o accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     o an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

     o been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     o been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.3 below.

IV. RESPONSIBILITIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

     4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

     7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

     8. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

     9. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practice as suggested by the independent accountants or management.

Process Improvement

     10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

     14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Ethical Code.

     15. Review managements' monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

     17. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or Board deems necessary or appropriate.

                                                                      APPENDIX B

                          NOMINATING COMMITTEE CHARTER
                           of the Nominating Committee
                             of Conolog Corporation

     This shall be the Nominating Committee Charter of Conolog Corporation ("the Company").

I.   Purpose

     The purpose of the Nominating Committee (the "Committee") of the Board of Directors ("the "Board of the Company") is to assist the Board in discharging the Board's responsibilities regarding:

          (a) Reviewing the appropriate size, function and needs of the Board of Directors;

          (b) developing the Board's policy regarding tenure and retirement of directors;

          (c) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof and

          (d) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II.  Membership

     The Committee shall be composed of two directors, as determined by the Board, each of whom have never been employed by the Company and each of whom (a) satisfies the independence requirements of the NASDAQ, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

     The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

                          Nominating Committee Charter

III. Meetings and Procedures

     The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with the provisions of the Company's bylaws that are applicable to the Committee.

     The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

     All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, or any other person whose presence the Committee believes to be desirable and appropriate. Notwithstanding the foregoing, the Committee may exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

     The Committee may retain any independent counsel, experts or advisors that the Committee believes to be desirable and appropriate. The Committee may also use the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

     The Chair shall report to the Board regarding the activities of the Committee at appropriate times and as otherwise requested by the Chairman of the Board.

IV.  Duties and Responsibilities

     1. (a) At an appropriate time prior to each annual meeting of stockholders at which directors are to be elected or reelected, the Committee shall recommend to the Board for nomination by the Board such candidates as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

          (b) At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Committee shall recommend to the Board for appointment by the Board to fill such vacancy, such prospective member of the Board as the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

          (c) For purposes of (a) and (b) above, the Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election to the Board:

                          Nominating Committee Charter

               (i) personal and professional integrity, ethics and values;

               (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company;

               (iii) experience in the Company's industry and with relevant social policy concerns;

               (iv) experience as a board member of another publicly held company;

               (v) academic expertise in an area of the Company's operations;
and

               (vi) practical and mature business judgment.

     2. The Committee shall, at least annually, review the performance of each current director and shall consider the results of such evaluation when determining whether or not to recommend the nomination of such director for an additional term.

     3. In appropriate circumstances, the Committee, in its discretion, shall consider and may recommend the removal of a director for cause, in accordance with the applicable provisions of the Company's certificate of incorporation and bylaws.

     4. The Committee shall oversee the Board in the Board's annual review of its performance (including its composition and organization), and will make appropriate recommendations to improve performance.

     5. The Committee shall develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company's security holders and procedures for submission by security holders of director nominee recommendations.

     6. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

     7. The Committee shall periodically report to the Board on its findings and actions.

     8. The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

V.   Delegation of Duties

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company's certificate of incorporation, bylaws and applicable law and rules of markets in which the Company's securities then trade.

                          Nominating Committee Charter

                                                                     APPENDIX C

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY U.S. STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF SAID ACT (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER SAID ACT AND SUCH LAWS, OR PURSUANT TO AN EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY U.S. STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SALE OF THESHARES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                             SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of December 3, 2004, by and among Conolog Corporation, a Delaware corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

     WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Regulation S ("Regulation S") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase, in the aggregate, a minimum of $3,000,000 and a maximum of $5,000,000 (the "Purchase Price") of the Company's common stock, $0.01 par value (the "Common Stock" or "Shares"), and share purchase warrants (the "Warrants"), in the form attached hereto as Exhibit A, to purchase shares of Common Stock (the "Warrant Shares"). Up to $5,000,000 of the Purchase Price will be payable to the Company within five (5) business days after the receipt of the Approval, as hereinafter defined. The per Share Purchase Price ("Per Share Purchase Price") shall be $3.10, subject to adjustment as described in this Agreement. The Common Stock, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities"; and

     WHEREAS, the aggregate proceeds of the sale of the Common Stock and the Warrants contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit B (the "Escrow Agreement").

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

          1. Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on December 7, 2004 ("Subscription Deadline"), each Subscriber will deliver its portion of the Purchase Price to the Escrow Agent and on the closing date, which date shall be the fifth (5) business day after the Approval ("Closing Date"). Each Subscriber shall purchase and the Company shall sell to each Subscriber Common Stock for the principal amount designated on the signature page hereto ("Shares"). The aggregate amount of the Common Stock to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to the Closing Purchase Price. On the Closing Date, the Company will deliver to each Subscriber such Subscriber's Closing Shares and Closing Warrants (as hereinafter defined). The Closing Date shall be the date that Subscriber funds representing the net amount due the Company from the Closing Purchase Price is transmitted by wire transfer or otherwise to or for the benefit of the Company.

          2. Warrants. On the Closing Date, the Company will issue Warrants to the Subscribers. One (1) Warrant will be issued for each two (2) Shares issued on the Closing Date. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Closing Warrant shall be 103% of the closing bid price as reported on the SmallCap on the date prior to the Subscription Deadline. The Closing Warrants shall be exercisable for five (5) years after the Closing. For the purpose of this section, a trading day shall be any day at least one share of the common stock of the Company is traded during business hours on the SmallCap.

          3. Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

               (a) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended July 31, 2004 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and any registration statements filed with the Commission since January 1, 2004, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

               (b) Information on Subscriber. The Subscriber is and was not a "U.S. Person" as defined in Regulation S, at the time the offer or sale of the Securities is made. Additionally, the Subscriber will not be a U.S. Person at the time of the closing. Additionally, Subscriber is and will be at the time of the exercise of any of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber understands that an investment in the Securities is extremely risky and Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

               (c) Purchase of Common Stock and Warrants. On the closing date, the Subscriber will purchase the Common Stock and Warrants as principal for its own account and not with a view to any distribution thereof. The Subscriber represents and warrants to the Company that he is not a "distributor" of securities as that term is defined in Regulation S.

               (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Each Subscriber represents that from the date it was presented with a term sheet from First Montauk Securities Corp. relating to this transaction until the issuance of the initial press release pursuant to Section 8.1 (m), neither it nor any Person over whom it has direct control has made any short sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a short sale, in the Common Stock.

               (e) Shares Legend. The Shares and the Warrant Shares shall bear the following or similar legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). RATHER, THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE ACT AFFORDED BY REGULATION S PROMULGATED THEREUNDER. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED OR OTHERWISE DISPOSED OF TO A "U.S. PERSON" (AS SUCH TERM IS DEFINED IN REGULATION S) OR WITHIN THE UNITED STATES OF AMERICA OR ITS TERRITORIES OR POSSESSIONS WITHOUT AN OPINION OF COUNSEL TO THE ISSUER. FURTHERMORE, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THEY ARE REGISTERED UNDER THE ACT OR AN EXEMPTION THEREFROM IS AVAILABLE IN THE OPINION OF COUNSEL TO THE ISSUER."

               (f) Warrants Legend. The Warrants shall bear the following or similar legend:

          "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT MAY NOT BE EXERCISED BY A U.S. PERSON AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED BY A U.S. PERSON IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE

          SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CONOLOG CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

               (g) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

               (h) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

               (i) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, shall be true and correct as of the Closing Date (as hereinafter defined).

               (j) Acquisition For Own Account. Subscriber is acquiring its securities for Subscriber's own account, for investment only, and not as a nominee or agent.

               (k) No Directed Selling Efforts In Regard To This Transaction. Neither the Subscriber, nor to the best knowledge of the Subscriber, any person acting for the Subscriber has conducted any "directed selling efforts" as that term is defined in Regulation S. Such activity includes, without limitation, but is not limited to the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Securities.

               (l) Site and Condition of Sale. The Subscriber acknowledges that the offer and sale of the Securities by the Company has not taken place, and is not taking place, within the United States of America or its territories or possessions. The Subscriber acknowledges that the offer and sale of the Shares by the Company has taken place, and is taking place, in an "offshore transaction," as such term is defined in Regulation S.

               (m) Restriction on Resales. The Subscriber acknowledges and agrees that, pursuant to the provisions of Regulation S, the Shares cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the date of sale pursuant to this Subscription Agreement unless, and until, said shares are registered under the 1933 Act or otherwise exempt from registration. Subscriber acknowledges that the transactions contemplated by this Agreement are not part of a plan or scheme to evade the registration provisions of the Act.

               (n) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

          4. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

               (a) Due Incorporation. The Company and each of its material subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted other than those jurisdictions in which the failure to so qualify would not have a material adverse effect. The Company and each of its material subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect. For purposes of this Agreement, a "material adverse effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.

               (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

               (c) Authority; Enforceability. This Agreement, the Common Stock, the Warrants, the Escrow Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations.

               (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described on Schedule 5(d), or the Reports.

               (e) Consents. Except for the Approval described in Section 8.1(f) of this Agreement and the approval and/or notice required by the corporate governance rules of the Nasdaq SmallCap Market (the "SmallCap"), including, but not limited to, the requirement to file an Additional Shares Listing Application with the SmallCap at least fifteen (15) days prior the issuance of the Securities, no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the American Stock Exchange, the National Association of Securities Dealers, Inc., Nasdaq, SmallCap Market, the Bulletin Board nor the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations under the Transaction Documents.

               (f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 3 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                    (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company,
(B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates or subsidiaries is a party, by which the Company or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

                    (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates; or

                    (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

                    (iv) result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company; or

                    (v) result in a violation of Section 5 under the 1933 Act, assuming the representations of the Subscribers are correct and true.

               (g) The Securities. The Securities upon issuance:

                    (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                    (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Subscriber complies with the prospectus delivery requirements of the 1933 Act);

                    (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                    (iv) will not subject the holders thereof to personal liability by reason of being such holders.

               (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

               (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

               (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

               (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

               (l) Stop Transfer. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws, including Regulation S and unless contemporaneous notice of such instruction is given to the Subscriber.

               (m) Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

               (n) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the SmallCap which, if so integrated would eliminate the Offering exemption described in the second paragraph of this Agreement. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offer of the Securities to be integrated with other offerings which if so integrated would eliminate or reduce the offering exemption described in the second paragraph of this Agreement or negatively impact the Company's ability to comply with its obligations under this Agreement.

               (o) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

               (p) Listing. The Company's common stock is quoted on the SmallCap. Other than prior notices, all of which the Company has complied with and the notice dated June 24, 2004 and any subsequent notifications related thereto from the Nasdaq Stock Market, the Company has not received notice that its common stock may not be eligible or will become ineligible for quotation on the SmallCap and that its common stock does not meet all requirements for the continuation of such quotation and as such may be delisted from the SmallCap onto the OTC Bulletin Board and as of the Closing Date, the Company will satisfy all the requirements for the continued quotation of its common stock on either the SmallCap or Bulletin Board.

               (q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and/or Other Written Information, other than those incurred in the ordinary course of the Company's businesses since July 31, 2004 and which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company's financial condition, other than as set forth in Schedule 5(q).

               (r) No Undisclosed Events or Circumstances. Since July 31, 2003, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

               (s) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on Schedule 5(s). Except as set forth in the Reports and Other Written Information and Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company.

               (t) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

               (u) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the 1933 Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (v) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

               (w) Site and Condition of Sale. The Company acknowledges that the offer and sale of the Securities to the Subscriber has not taken place, and is not taking place, within the United States of America or its territories or possessions, assuming the representations of the Subscribers are true and correct. The Company acknowledges that the offer and sale of the Shares by the Company has taken place, and is taking place, in an "offshore transaction," as such term is defined in Regulation S.

               (x) Offer to Buy. No offer to buy the Securities was made to the Company by any person in the United States.

               (y) Pre-Arranged Transaction. The transactions contemplated by this Agreement:

                    (i) have not been pre-arranged with a purchaser who is in the United States or is a U.S. Person, assuming the representations of the Subscribers are true and correct; and

                    (ii) are not part of a plan or scheme to evade the registration provisions of the Act.

               (z) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of two years.

          5. Regulation S Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Regulation S promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under Regulation S as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit C. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the resale of the Common Stock and exercise of the Warrants and resale of the Warrant Shares, provided however, the Subscriber seeking such opinion meets all applicable requirements for such resale.

          6. Legal Fees. Grushko & Mittman, P.C., shall be paid a fee of $20,000 ("Legal Fees") as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the shares of Common Stock (the "Offering") $10,000 of which will be payable by the Company unless a Subscriber shall notify the Company that it is withdrawing its Subscription pursuant to Section 8.1(f) in which case the Subscriber, and not, the Company, shall pay such Subscriber its pro-rata portion of the $20,000 legal fee payable to Grushko & Mittman, P.C. The Legal Fees will either (i) be payable out of funds held pursuant to the Escrow Agreement pursuant to Section 8.1(f) hereof in the event of an Approval Default (as defined herein) or (ii) upon the Closing of the Offering, (a) $10,000 to be distributed out of funds held pursuant to the Escrow Agreement and (b) $10,000 to be distributed out of funds held pursuant to the Escrow Agreement for the benefit of the Broker and payable by the Broker to Grushko & Mittman, P.C. (as such terms are defined herein).

          7. Broker.

               (a) Broker's Commission. The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or Broker's Commission other than First Montauk Securities Corp. ("Broker") on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. Anything in this Agreement to the contrary notwithstanding, each Subscriber is providing indemnification only for such Subscriber's own actions and not for any action of any other Subscriber. Each Subscriber's liability hereunder is several and not joint. The Company agrees that it will pay Broker a cash fee equal to 10% of the Purchase Price on the Closing Date (as defined herein) directly out of the funds held pursuant to the Escrow Agreement ("Broker's Commissions") as payment to broker for acting as a finder in connection with the sale of the Securities hereunder. The Broker will also receive on the Closing Date an amount equal to 3% of the Purchase Price as a non-accountable expense allowance. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement except the Broker.

               (b) Broker's Warrants. On the Closing Date, the Company will issue to the Broker, or at the Broker's written instructions to officers or employees of the Broker, Warrants similar to and carrying the same rights as the Warrants issuable to the Subscribers ("Broker's Warrants"). The Broker will receive, in the aggregate, one Broker's Warrant for each five (5) Shares issued on the Closing Date to the Subscribers. All the representations, covenants, warranties, undertakings, remedies, liquidated damages, indemnification, and other rights including but not limited to reservation and registration rights made or granted to or for the benefit of the Subscribers are hereby also made by the Company and granted to the holders of the Broker's Warrants.

               8.1 Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

               (a) Stop Orders. So long as Subscriber owns any Shares and/or Warrants and/or Warrant Shares, the Company will advise the Subscribers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

               (b) Listing. So long as Subscriber owns any Shares, Warrants or Warrant Shares, the Company shall promptly secure the listing of the shares of Common Stock upon each national securities exchange, or automated quotation system upon which they are or become eligible for listing (subject to official notice of issuance) and shall maintain such listing, provided the Company's Common Stock continues to be listed on such national securities exchange or automated quotation system. So long as Subscriber owns any Shares, Warrants or Warrant Shares, the Company will use its best reasonable efforts to maintain the listing of its Common Stock on the American Stock Exchange, SmallCap, Nasdaq National Market System, OTC Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. So long as the Subscriber owns the Shares, Warrants or Warrant Shares, the Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the SmallCap is and will be the Principal Market.

               (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

               (d) Reporting Requirements. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will (v) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (x) comply in all material respects with its reporting and filing obligations under the 1934 Act, (y) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or 12(g) of the 1934 Act, as applicable, and (z) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the sooner of the Subscribers do not own the Securities or two (2) years after the Closing Date. Until the resale of the Common Stock and the Warrant Shares by each Subscriber, the Company will use its best reasonable efforts to continue the listing or quotation of the Common Stock on the Principal Market or other market with the reasonable consent of Subscribers holding a majority of the Shares and Warrant Shares, and which consent will not be unreasonably withheld and will use its best reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

               (e) Use of Proceeds. The Company undertakes not to use the proceeds of the Subscribers' funds for accrued and unpaid officer and directors salaries, or the redemption of outstanding redeemable notes or equity instruments of the Company.

               (f) Shareholder Approval. The Company and Subscriber agree that until the Company either obtains shareholder approval of the issuance of the Securities, or an exemption from NASDAQ's corporate governance rules as they may apply to the Shares and Warrants, and an opinion of counsel reasonably acceptable to Subscriber that the issuance of the Shares and Warrants will not violate NASDAQ's corporate governance rules nor may result in a delisting of the Company's common stock from the SmallCap (the "Approval"), each Subscriber may not receive any Shares or Warrants. The Company covenants to obtain the Approval required pursuant to the NASDAQ's corporate governance rules to allow the issuance of the Shares and Warrants. The Company further covenants to file the preliminary proxy statement relating to the Approval with the Commission on or before 15 days after the Subscription Deadline ("Proxy Filing Date"). The Company further covenants to use its best reasonable efforts to obtain the Approval not later than 90 days from the Subscription Deadline ("Approval Date"). The Company's failure to (i) file the proxy on or before the Proxy Filing Date; or (ii) the Company's failure to convene a meeting of shareholders with a quorum present and vote upon the Approval within ninety (90) days, or in the case of an SEC review, one hundred and twenty (120) days after the Subscription Deadline; or (iii) the Company's failure to obtain the Approval on or before the Approval Date (any of the preceding being an "Approval Default") shall be deemed a rejection ("Rejection") and the Company shall immediately notify each Subscriber of such Approval Default; provided, however, that any Subscriber may waive such Rejection during the ten (10) business days following its receipt of notification from the Company that such Approval Default has occurred, in which case the Company shall remain obligated to such Subscriber to use its best reasonable efforts to file the proxy and obtain the Approval as set forth above. In the event there is a Rejection (that has not otherwise been waived by the Subscriber) then the Escrow Agent shall be instructed to return the Purchase Price to the Subscribers following a deduction of $10,000 to Grushko & Mittman, P.C. as a portion of the legal fees described in Section 6 of this Agreement. In the event the Approval is obtained and the average closing bid price of the

Common Stock for the five (5) trading days ending on the trading day immediately preceding the Approval Date is less than $2.90, each Subscriber shall have the option to withdraw its Subscription by written facsimile notification to the Company and received by the Company no later than 5 pm E.S.T. on the day after the Approval is obtained and this Agreement shall be terminated. The Escrow Agent shall then be instructed to return the Purchase Price to the Subscriber minus its pro-rata portion of the $20,000 legal fee payable to Grushko & Mittman, P.C. as described in Section 6 of this Subscription Agreement.

               (g) Reservation. Prior to the Closing Date, the Company undertakes to reserve, pro rata on behalf of each Subscriber and holder of a Warrant, from its authorized but unissued common stock, a number of common shares equal to the amount of Warrant Shares issuable upon exercise of the Warrants. Failure to have sufficient shares reserved pursuant to this Section 8(f) for three (3) consecutive business days or ten (10) days in the aggregate shall be a material default of the Company's obligations under this Agreement.

               (h) Taxes. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

               (i) Books and Records. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

               (j) Governmental Authorities. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

               (k) Intellectual Property. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, the Company shall maintain in full force and effect its corporate existence.

               (l) Properties. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

               (m) Confidentiality/Public Announcement. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with a Form 8-K or in the Registration Statement, or other documents filed by the Company with the Commission or NASDAQ, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon ten days prior notice to Subscriber. In any event and subject to the foregoing, the Company undertakes to make a public announcement not later than 9:30 a.m. on the first trading day following the Subscription Deadline describing the Offering. Additionally, the Company undertakes to file a Form 8-K describing the offering not later than the first trading day following the Closing Date and the Subscribers expressly consent to the filing of such Form 8-K and the issuance of such public announcement. In the Form 8-K or public announcement, the Company will specifically disclose the amount of common stock outstanding immediately after the Closing.

               (n) Blackout. The Company undertakes and covenants that until the first to occur of (i) the registration statement described in Section 10.1(iv) having been effective for one hundred and eighty (180) business days, or (ii) until all the Shares and Warrant Shares have been resold pursuant to said registration statement, the Company will not enter into any acquisition, merger, exchange or sale or other transaction, which could have the effect of delaying the effectiveness of any pending registration statement or causing an already effective registration statement to no longer be effective or current.

               (o) Further Registration Statements. Except for a registration statement filed on behalf of the Subscribers pursuant to Section 10 of this Agreement, the Company will not file any registration statements, including but not limited to Form S-8, with the Commission or with state regulatory authorities without the consent of the Subscriber until thirty (30) days after the actual Effective Date and during which such Registration Statement shall be current and available for use in connection with the public resale of the Shares and Warrant Shares ("Exclusion Period").

               (p) Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

               (q) Directed Selling. The Company covenants and agrees with the Subscriber to refrain from engaging, and insure that none of its affiliates will engage, in any Directed Selling Efforts, as defined in Regulation S, with respect to the Securities.

          8.2 Covenants of Subscriber. The Subscriber covenants and promises to
(i) the timely provision of any Subscriber information required hereunder or reasonably requested by the Company in connection with the filing and declaration of effectiveness of the Registration Statement (as defined hereafter in Section 10.1(iv)); (ii) the timely execution of any and all documents required hereunder or reasonably requested by the Company in connection with the filing and declaration of effectiveness of the Registration Statement; and (iii) any other timely action as required hereunder or reasonably requested by the Company in connection with the filing and declaration of effectiveness of the Registration Statement.

          9. Covenants of the Company and Subscriber Regarding Indemnification.

               (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in any of the Transaction Documents; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company under any Transaction Documents other than its obligation under Section 11 of this Agreement.

               (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder.

               (c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Registrable Securities (as defined herein).

               (d) The procedures set forth in Section 10.6 shall apply to the indemnifications set forth in Sections 9(a) and 9(b) above.

          10.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

               (i) On one occasion, for a period commencing ninety-one (91) days after the Closing Date, but not later than two (2) years after the Closing Date ("Request Date"), upon a written request therefor from any record holder or holders of more than 50% of the Shares and Warrant Shares actually issued upon exercise of the Warrants, the Company shall prepare and file with the Commission a registration statement under the 1933 Act registering the Shares and Warrant Shares (collectively "Registrable Securities") which are the subject of such request for unrestricted public resale by the holder thereof. For purposes of Sections 10.1(i) and 10.1(ii), Registrable Securities shall not include Securities which are registered for resale in an effective registration statement or included for registration in a pending registration statement, or which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act. Upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten (10) days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1(i).

               (ii) From the date of Closing but no later than two (2) years after the Closing Date, if the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller" or "Sellers"). In the event that any registration pursuant to this Section 10.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 10.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 10.1(ii) without thereby incurring any liability to the Seller.

               (iii) If, at the time any written request for registration is received by the Company pursuant to Section 10.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 10.1(ii) rather than Section 10.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 10.1(ii).

               (iv) The Company shall file with the Commission on the sooner five (5) business days of the Approval or ninety-seven (97) days after the Subscription Deadline (the "Filing Date"), and use its best reasonable efforts to cause to be declared effective within ninety (90) days after the Filing Date (the "Effective Date"), a Form SB-2 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act. The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to all of the Shares and Warrant Shares issuable pursuant to this Agreement. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and Warrantholder, pro rata, and not issued, employed or reserved for anyone other than each such Subscriber and Warrantholder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Without the written consent of the Subscriber, no securities of the Company other than the Registrable Securities will be included in the Registration Statement, provided, however, the Company may include the Broker's Warrant Shares in any registration statement that includes the Registrable Securities.

          10.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 10.1(i), 10.1(ii), or (iv) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

               (a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by Section 10, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Subscribers and Grushko & Mittman, P.C. (by telecopier and by email to Counslers@aol.com) within two (2) business days of (i) notice that the Commission has no comments or no further comments on the Registration Statement, and (ii) the declaration of effectiveness of the registration statement, (failure to timely provide notice as required by this Section 10.2(a) shall be a material breach of the Company's obligation hereunder and a Non-Registration Event as defined in Section 10.4 of this Agreement);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years or until the Registrable Securities are no longer held by Subscriber, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

               (c) furnish to the Sellers, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

               (d) use its best efforts to register or qualify the Sellers' Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

               (f) if a prospectus relating thereto is required to be delivered under the 1933 Act, immediately notify the Sellers, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

               (g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

          10.3. Provision of Documents. In connection with each registration described in this Section 10, each Seller will furnish to the Company in writing such information, including the completion of investor questionnaires, and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          10.4. Non-Registration Events. The Company and the Subscribers agree that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and any registration statement required under Section 10.1(i) or 10.1(ii) is not filed within 60 days after written request and declared effective by the Commission within 120 days after such request, and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if
(i) the Registration Statement is not filed on or before the Filing Date or is not declared effective on or before the sooner of the Effective Date, or within five (5) business days of receipt by the Company of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, (ii) if the registration statement described in Sections 10.1(i) or 10.1(ii) is not filed within 60 days after such written request, or is not declared effective within 120 days after such written request, or (iii) any registration statement described in Sections 10.1(i), 10.1(ii) or 10.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded within ten (10) business days by an effective replacement or amended registration statement) for a period of time which shall exceed 30 days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) or more than 20 consecutive days (each such event referred to in clauses (i), (ii) and (iii) of this Section 10.4 is referred to herein as a "Non-Registration Event"), then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to two percent (2%) for each thirty days or part thereof of the Purchase Price of the Shares and actually paid "Purchase Price" (as defined in the Warrants) of Warrant Shares issued or issuable upon actual exercise of the Warrants, for the Registrable Securities owned of record by such holder as of and during the pendency of such Non-Registration Event which are subject to such Non-Registration Event. Notwithstanding anything to the contrary in this Section, a maximum of four percent (4%) liquidated damages will be payable in connection with the Non-Registration Event described in this Section 10.4. The Company must pay the Liquidated Damages in cash within ten (10) days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed. All oral or written and accounting comments received from the Commission relating to the Registration Statement must be responded to within seven (7) days. Failure to timely respond is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Company to the Holders of Registrable securities at the same rate as set forth above.

          10.5. Expenses. All expenses incurred by the Company in complying with
Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any counsel to the Seller, are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under Section 10. Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree. Additionally, parties agree that they will be responsible for their own respective legal fees in connection with the transactions contemplated with this Agreement, other than as specifically provided for therein.

          10.6. Indemnification and Contribution.

               (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 10, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 10.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 10, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

               (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 10.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 10.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933
Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          10.7. Delivery of Unlegended Shares.

               (a) Within five (5) business days (such fifth business day, the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Registrable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and
(iv) in the case of sales under Rule 144 customary representation letters of the Subscriber and Subscriber's Placement Agent regarding compliance with the requirements of

Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, stating that the delivery of shares of Common Stock may be made without any legends including the legends set forth in Sections 3(e) and 3(f) above, issuable pursuant to any effective and current registration statement described in
Section 10 of this Agreement or pursuant to Rule 144 under the 1933 Act (the "Unlegended Shares"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Seller.

               (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Placement Agent with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

               (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 10 hereof beyond the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 10.7 for an aggregate of thirty
(30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to purchase all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 130% of the Purchase Price of such Common Stock and Warrant Shares. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

               (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within ten (10) calendar days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber anticipated receiving from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

               (e) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 10.7(a), the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

          11. (a) Right of Participation. Commencing on the date of this Agreement and through the Exclusion Period, the Subscribers shall be given not less than ten (10) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) employee stock options or compensation plans, (ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, (iii) issuance of an aggregate of 500,000 Shares of the Company's Common Stock which may be issued to officers, directors, consultants and employees to the Company, or (iv) as has been described in the Reports or Other Written Information filed with the Commission or delivered to the Subscribers prior to the Closing Date (collectively "Excepted Issuances"). The Subscribers who exercise their rights pursuant to this Section 11(a) shall have the right during the ten (10) business days following receipt of the notice to participate in the purchase of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Shares in the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of five (5) business days following the notice of modification, whichever is longer, to exercise such right. Notwithstanding anything to the contrary herein the right of participation granted by this Section 11(a) shall not apply to any transaction between the Company and Subscribers brought to the Company by Meyers Associates so long as the subscription agreement for such transaction is executed by the Company and such subscribers prior to December 31, 2004 in an aggregate amount not to exceed $5,000,000. In the event there is an Approval Default, this Right of Participation shall be extended and effective for 180 days after such Approval Default.

               (b) Favored Nations Provision. Other than the Excepted Issuances, if at any time until six months after the actual effective date of the Registration Statement, that a Subscriber is still holding Shares or Warrant Shares and during the entire warrant exercise period, if the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding at any time prior to the Closing Date) to any person or entity at a price per common share or conversion or exercise price per share which shall be less than the per Share Purchase Price, without the consent of each Subscriber holding such Shares, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Subscriber so that the average per Share Purchase Price of the shares of Common Stock issued to the Subscriber (of only the Common Stock still owned by the Subscriber) is equal to such other lower price per share. The delivery to the Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue such additional shares of Common Stock. The Subscriber is granted the registration rights described in
Section 10.1(ii) hereof in relation to such additional shares of Common Stock. However, if such date is prior to the sooner of receipt of the Approval or six months after the Closing Date, then the delivery date for such additional shares shall be on the sooner of (i) five business days after the Approval Date, or (ii) six months after the Closing Date. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the issuance of such convertible security, warrant, right or option and again upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights at any time if such issuance is at a price lower than the per Share Purchase Price. The rights of the Subscriber set forth in this Section 11 are in addition to any other rights the Subscriber has pursuant to this Agreement and any other agreement referred to or entered into in connection herewith.

               (c) Maximum Exercise of Rights. In the event the exercise of the rights described in Sections 11(a) and 11(c) would result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 8 of the Warrants, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the maximum amount. The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

          12. Miscellaneous.

               (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn: Robert Benou, telecopier: (908) 722-5461, with a copy by telecopier only to: Milberg Weiss Bershad & Schulman LLP, One Penn Plaza, New York, NY 10119 Attn: Arnold N. Bressler, Esq., telecopier: (212) 273-4373, (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575, and (iii) if to the Broker, to: First Montauk Securities Corp., 328 Newman Springs Road, Red Bank, NJ 07701, Attn: Ernest Pellegrino, Director of Corporate Finance, telecopier: (732) 842-9047.

               (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement ("Closing Date")

               (c) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

               (d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

               (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

               (f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 12(e) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

               (g) Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the

SB-2 Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        CONOLOG CORPORATION
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated: December 3, 2004


--------------------------------------------------------------------
                                        PURCHASE
SUBSCRIBER                                PRICE    SHARES   WARRANTS
--------------------------------------------------------------------
STONESTREET LIMITED PARTNERSHIP         $150,000   48,387    24,194
33 Prince Arthur Avenue
Toronto, Ontario
M5R 1B2, Canada
Fax: (416) 323-3693


-------------------------------------
(Signature)
--------------------------------------------------------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        CONOLOG CORPORATION
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated: December 3, 2004


--------------------------------------------------------------------------
                                           PURCHASE
SUBSCRIBER                                  PRICE        SHARES   WARRANTS
--------------------------------------------------------------------------
CITYPLATZ LIMITED                       $1,050,000.00   338,710    169,355
12-14 Finch Road
Douglas
Isle of Man
IM99 ITT


-------------------------------------
(Signature)
--------------------------------------------------------------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (C)

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        CONOLOG CORPORATION
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated: December 3, 2004


-----------------------------------------------------------------------
                                         PURCHASE
SUBSCRIBER                                 PRICE      SHARES   WARRANTS
-----------------------------------------------------------------------
DKR SoundShore Oasis Holding            $1,240,000   400,000    200,000
Fund Ltd.
29 Richmond Road,
Pembroke HM08,
Bermuda


-------------------------------------
(Signature)
-----------------------------------------------------------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (D)

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        CONOLOG CORPORATION
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated: December 3, 2004


---------------------------------------------------------------------
                                        PURCHASE
SUBSCRIBER                                PRICE     SHARES   WARRANTS
---------------------------------------------------------------------
DKR SoundShore Strategic Holding        $310,000   100,000    50,000
Fund Ltd
29 Richmond Road,
Pembroke HM08,
Bermuda


-------------------------------------
(Signature)
---------------------------------------------------------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (E)

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                           CONOLOG CORPORATION
                                           a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated: December 3, 2004


--------------------------------------------------------------------
                                        PURCHASE
SUBSCRIBER                                PRICE    SHARES   WARRANTS
--------------------------------------------------------------------
WHALEHAVEN CAPITAL FUND LIMITED         $175,000   56,452    28,226
3rd Floor, 14 Par-Laville Road
Hamilton, Bermuda HM08


-------------------------------------
(Signature)
--------------------------------------------------------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (F)

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        CONOLOG CORPORATION
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated: December 3, 2004


---------------------------------------------------------------------
                                        PURCHASE
SUBSCRIBER                                PRICE     SHARES   WARRANTS
---------------------------------------------------------------------
SRG CAPITAL OFF-SHORE                   $400,000   129,032    64,516
Walkers
PO BOX 265 GT
Walker House, Mary St
Grand Cayman, Cayman Islands
BWI


-------------------------------------
(Signature)
---------------------------------------------------------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (G)

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        CONOLOG CORPORATION
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated: December 3, 2004

---------------------------------------------------------------------
                                        PURCHASE
SUBSCRIBER                                PRICE     SHARES   WARRANTS
---------------------------------------------------------------------
Excalibur Limited Partnership           $465,000   150,000    75,000
33 Prince Arthur Avenue
Toronto, Ontario
Canada M5R 1B2


-------------------------------------
(Signature)
---------------------------------------------------------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (H)

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        CONOLOG CORPORATION
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated: December 3, 2004


--------------------------------------------------------------------
                                        PURCHASE
SUBSCRIBER                                PRICE    SHARES   WARRANTS
--------------------------------------------------------------------
Omicron Master Trust                    $155,000   50,000    25,000
c/o Winchester Global Trust Company
Williams House
20 Reid Street
Hamilton HM 11
Bermuda


-------------------------------------
(Signature)
--------------------------------------------------------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (H)

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                        CONOLOG CORPORATION
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Dated: December 3, 2004


--------------------------------------------------------------------
                                        PURCHASE
SUBSCRIBER                                PRICE    SHARES   WARRANTS
--------------------------------------------------------------------
Bristol Investment Fund, Ltd.           $300,000   96,774    48,387
Caledonian House, Jennett Street
George Town, Grand Cayman
Cayman Islands


-------------------------------------
Signature
Name: Paul Kessler
Title: Director
--------------------------------------------------------------------

                         LIST OF EXHIBITS AND SCHEDULES

Exhibit A       Form of Warrant

Exhibit B       Escrow Agreement

Exhibit C       Form of Legal Opinion

Schedule 5(d)   Additional Issuances

Schedule 5(q)   Undisclosed Liabilities

Schedule 5(s)   Capitalization

                                                                       Exhibit A


THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT MAY NOT BE EXERCISED BY A U.S. PERSON AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED BY A U.S. PERSON IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CONOLOG CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                    Right to Purchase _________ shares of Common
                                    Stock of Conolog Corporation (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. 2004-DEC-001                                   Issue Date: December   , 2004
                                                                        --

     CONOLOG CORPORATION, a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, STONESTREET LIMITED PARTNERSHIP, 33 Prince Arthur Avenue, Toronto, Ontario, M5R 1B2, Canada,
Fax: (416) 323-3693, or its assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, commencing six months after the Subscription Deadline (as defined in the Subscription Agreement) until 5:00 p.m., E.S.T on the fifth anniversary of the Issue Date (the "Expiration Date"), up to ______ fully paid and nonassessable shares of the common stock of the Company (the "Common Stock"), $.01 par value per share at an exercise price of $_____ [103% of the closing bid price as reported on the SmallCap on the date prior to Subscription Deadline]. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the "Subscription Agreement"), dated as of December __, 2004, entered into by the Company and the Holder.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" shall include Conolog Corporation and any corporation which shall succeed or assume the obligations of Conolog Corporation hereunder.

     (b) The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

     1. Exercise of Warrant.

          1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

          1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant within seven (7) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

          1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

          1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

               (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ"), National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

               (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

               (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

               (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

          1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

          1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

          1.7. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares is made to the Company in immediately available funds as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     2. Cashless Exercise.

          (a) If a Registration Statement as defined in the Subscription Agreement ("Registration Statement") is effective and the Holder may sell its shares of Common Stock upon exercise hereof, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above. Commencing six months after the Closing Date, if no such Registration Statement is available, then commencing six months after the Closing Date, payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below ("Cashless Exercise") or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided herein.

          (b) If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below) and no Registration Statement relating to the shares of Common Stock underlying this Warrant is effective, in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                  X=Y (A-B)
                    -------
                       A

          Where   X=   the number of shares of Common Stock to be issued to the
                       holder

                  Y= the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                  A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                  B= Purchase Price (as adjusted to the date of such calculation)

          (c) The Holder may employ the cashless exercise feature described above only during the pendency of a Non-Registration Event as described in
Section 12 of the Subscription Agreement and only commencing one year after the Closing Date.

          (d) For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Commission currently has interpreted Rule 144 to mean that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

     3.   Adjustment for Reorganization, Consolidation, Merger, etc.

          3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

          3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants.

          3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

     4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

     5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

     6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

     7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable security laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

     8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in the Subscription Agreement.

     10. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 9.99%. The restriction described in this paragraph may be revoked upon sixty-one (61) days prior notice from the Holder to the Company. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

     11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

     12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn: Robert

Benou, telecopier: (908) 722-5461, with a copy by telecopier only to: Milberg Weiss Bershad & Schulman LLP, One Penn Plaza, New York, NY 10119 Attn: Arnold N. Bressler, Esq., telecopier: (212) 273-4373, (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

     14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                        CONOLOG CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Witness:

------------------------------------

                                    Exhibit A

                              FORM OF SUBSCRIPTION
                   (to be signed only on exercise of Warrant)

TO: CONOLOG CORPORATION

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___ ________ shares of the Common Stock covered by such Warrant; or

___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___ $__________ in lawful money of the United States; and/or

___ the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________________________________________________
whose address is _______________________________________________________________
_______________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:
       ------------------               ----------------------------------------
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        Warrant)

                                        ----------------------------------------

                                        ----------------------------------------
                                        (Address)

                                    Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

          For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of CONOLOG CORPORATION to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CONOLOG CORPORATION with full power of substitution in the premises.

-----------------------   --------------------------   -------------------------
Transferees               Percentage Transferred       Number Transferred
-----------------------   --------------------------   -------------------------
-----------------------   --------------------------   -------------------------

-----------------------   --------------------------   -------------------------

-----------------------   --------------------------   -------------------------

Dated:             ,
       ------------  -----------       -----------------------------------------
                                       (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

------------------------------------   -----------------------------------------
         (Name)
                                       -----------------------------------------
                                              (address)

ACCEPTED AND AGREED:                   -----------------------------------------
[TRANSFEREE]
                                       -----------------------------------------
------------------------------------          (address)
         (Name)

      Schedule 5(d) of the Subscription Agreement Dated December 3, 2004

     As of December 3, 2004, the Company has outstanding warrants to purchase an aggregate of 200,000 shares of its common stock at a purchase price of $1.8375 per share.

     The Company has a 2002 Stock Option Plan pursuant to which it may grant options to purchase 190,000 shares of its common stock.

                   Schedule 5(q) to the Subscription Agreement

                            Dated December 3, 2004

     N/A

                   Schedule 5(s) of the Subscription Agreement

     162,000 shares of the Company's Series A Preferred Stock, having a par value of $0.50 per share, have been authorized, of which 155,000 shares are issued and outstanding.

     50,000 shares of the Company's Series B Preferred Stock, having a par value of $0.50 per share, have been authorized, of which 1,197 shares are issued and outstanding.

     20,000,000 shares of the Company's common stock, having a par value of $0.01 per share, have been authorized, of which 4,180,797 shares are issued and outstanding, and 220 shares are held in the Company's treasury.

     Of the 20,000,000 shares of the Company's common stock which have been authorized, 200,000 shares have been reserved for issuance upon the exercise of outstanding warrants and 190,000 shares of the Company's common stock have been reserved for issuance pursuant to its 2002 Stock Option Plan.

                                                                      Appendix 1


                              CONOLOG CORPORATION
                                     PROXY
              ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 10, 2005

  The undersigned shareholder of Conolog Corporation (the 'Company') hereby appoints Robert S. Benou and Marc R. Benou and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on January 5, 2005, at the Annual Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, New York, New York 10119, at 4:30 p.m., local time, on the 10th day of February 2005, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.



(Please fill in the reverse side and return promptly in the enclosed envelope.)                     WITHHOLD
Please mark boxes [*] or [X] in blue or black ink.                                         FOR      AUTHORITY
1.   Election of Directors.                                                                [ ]         [ ]
     (To withhold authority to vote for an individual nominee, strike through the nominee's name below)

     Robert S. Benou Marc R. Benou Louis S. Massad  Edward J. Rielly David M. Peison

2.   Proposal to approve the execution of the Subscription Agreement pursuant to which an amount equal to more than 20% of the Company's shares outstanding immediately prior to the execution of the Subscription
     Agreement will be issued.

                            [ ] For     [ ] Against     [ ] Abstain

3.   Proposal to approve the granting of an aggregate of 350,000 shares of the Company's common stock to its officers, directors and employees.

                            [ ] For     [ ] Against     [ ] Abstain

4.   Proposal to approve the selection of Bagell, Josephs & Company, L.L.C. as the Company's independent auditors for the fiscal year ending July 31, 2005.

                            [ ] For     [ ] Against     [ ] Abstain
                                                                              (see reverse side)

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

               [ ] For     [ ] Against     [ ] Abstain



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE ABOVE PROPOSALS.



[Sign, date and return the Proxy Card promptly using the enclosed envelope.]

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                               Dated:  .................. , 2005

                                                ................................
                                                            Signature

                                                ................................
                                                           Print Name

                                                ................................
                                                            Signature

                                                ................................
                                                           Print Name